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                                                                    Exhibit 23.3


                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1998, incorporated by reference in Harris Financial Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
Lancaster, Pennsylvania
July 7, 1998